                                                                    EXHIBIT 10.4


                        STANDARD FORM ADOPTION AGREEMENT

                          DEFINED BENEFIT PENSION PLAN

               UNDER TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM

                                   EXHIBIT A



                          GULF SOUTHWEST BANCORP, INC.
                          DEFINED BENEFIT PENSION PLAN



                  You are hereby advised to consult with your
                  -------------------------------------------
                    attorney before executing this document.
                    ----------------------------------------

                        STANDARD FORM ADOPTION AGREEMENT
                          DEFINED BENEFIT PENSION PLAN
          UNDER TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM, EXHIBIT A


EMPLOYER INFORMATION
--------------------

Name of Employer                                 Gulf Southwest Bancorp, Inc.
----------------

Address of Employer                         4200 Westheimer, Suite 210
-------------------                         Houston, Texas 77027

Telephone Number                            (713) 622-0046
----------------

Employer Fiscal Year End                    December 31
------------------------

Employer Tax Identification Number          76-0045946
----------------------------------

PLAN INFORMATION
----------------

Name of Plan
------------                                Gulf Southwest Bancorp, Inc. Defined
                                            Benefit Pension Plan as adopted
                                            under the Texas Bankers Association
                                            Retirement System, Exhibit A
Plan Type:
----------
A Defined Benefit Plan with a               ___ This Plan is subject to the
       X  unit benefit formula                  permitted disparity rules
      ---                                       (relating to plans integrated
      ___ fixed percentage benefit formula      w/Social benefit Security
      ___ flat dollar amount                    benefits) by means of ____ an
                                                excess formula ____ an offset
                                                formula.


Original Effective Date of Plan             September 1, 1994
--------------------------------

Plan Year                                   September 1 to August 31
---------

Plan Number                                 002
-----------

********************************************************************************
          NOTE:  YOU ARE HEREBY ADVISED TO CONSULT WITH YOUR ATTORNEY
                        BEFORE EXECUTING THIS DOCUMENT.
********************************************************************************

Exh. A AA

Page 1 of 15 pages

                          GULF SOUTHWEST BANCORP, INC.
                          DEFINED BENEFIT PENSION PLAN

     WHEREAS, the Texas Bankers Association Retirement System, originally established by Declaration of Trust effective as of November 1, 1948, and as amended and restated from time to time, provides a method whereby an employer may establish an employee benefit plan for the exclusive benefit of its eligible employees; and

     WHEREAS, the Employer desires to become a signatory to the Texas Bankers Association Retirement System and comply in all respects with the requirements of the Employee Retirement Income Security Act of 1974; and

     WHEREAS, effective as of January 1, 1989, the Texas Bankers Association amended and restated the Defined Benefit Pension Plan attached to the Texas Bankers Association Retirement System Declaration of Trust as Exhibit A which is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986 as amended from time to time; and

     WHEREAS, the Employer now desires to adopt said amended and restated plan:

     NOW, THEREFORE, the Employer hereby adopts the amended and restated Defined Benefit Pension Plan under the Texas Bankers Association Retirement System for its eligible employees and hereby agrees to be bound by all the terms, provisions, conditions, and limitations as if copied verbatim herein of: (i) the Declaration of Trust effective as of November 1, 1948, and as amended and restated effective July 1, 1989 establishing the Texas Bankers Association Retirement System, and (ii) the Defined Benefit Pension Plan attached to the Declaration of Trust as Exhibit A as amended on January 1, 1989, and as may be amended from time to time thereafter.

********************************************************************************

     This Adoption Agreement, accompanying Plan document, Declaration of Trust, and any amendments thereto are important legal instruments with legal and tax implications for which neither the System Coordinator nor the Trustee hereunder assumes responsibility. It is understood and agreed that the undersigned Employer has read this Adoption Agreement, accompanying Plan document, and Declaration of Trust in their entirety, has consulted legal and tax counsel with respect to the adoption of the Plan and Trust and acknowledges that the Plan and Trust are suitable for its purposes and accepts full responsibility for participation hereunder.

     It is further understood and agreed that any instrument executed by the undersigned Employer or any Participant or his/her Beneficiary shall be received by the Trustee as conclusive evidence of any matters asserted therein or contained in the Plan and Trust, and that the Trustee shall be fully protected in taking, permitting, or omitting any action on the basis thereof and shall incur no liability or responsibility for reliance thereon. The undersigned Employer further agrees and consents to the exercise by the Texas Bankers Association Retirement System Committee and Trustee of the limited right to amend the Plan and Trust as set forth in those instruments.

********************************************************************************

Exh. A AA

Page 2 of 15 pages

     The Employer through execution of this Adoption Agreement makes the following elections and qualifications under the Plan:

(1) CONSIDERED COMPENSATION:
    -----------------------

    (a) BASIC MONTHLY COMPENSATION determined as of the [12 month period ----- ending on] _____________ [immediately preceding/coinciding with the beginning of] the Plan Year including :

                ___ Elective Contributions to 401(k) Plan;

                ___ Salary Deferrals to Section 125 Cafeteria Plan.

                IF THIS PLAN IS INTEGRATED WITH SOCIAL SECURITY BENEFITS, BASIC COMPENSATION MAY ONLY BE USED TO THE EXTENT IT CAN BE DEMONSTRATED THAT IT DOES NOT DISCRIMINATE UNDER CODE SECTION 401(A)(4) OR APPLICABLE FINAL IRS REGULATIONS. THIS DETERMINATION WILL BE REQUIRED ON AN ANNUAL BASIS .

    (b)    X    TOTAL MONTHLY COMPENSATION earned during the twelve month period
         -----  ending on the August 31st immediately preceding the Plan Year
                              -----------
                including:

           X    Elective Contributions to 401(k) Plan;
         -----

           X    Salary Deferrals to Section 125 Cafeteria Plan.
         -----

         and excluding:

         ___ Bonuses;  ___  Overtime;  ___  Commissions.

    (c)  Considered Compensation shall be averaged using:

           X    Highest paid five consecutive years.
         -----

         _____  Highest paid three consecutive years.

         _____  Career Average Method.

         _____ Highest paid ____ (at least three (3)) consecutive years out of the last ____ (no more than ten (10)) years.


(2) REQUIREMENTS FOR ELIGIBILITY:
    -----------------------------

    NOTE: If this is an amendment and restatement of an existing Plan, any Employee who is a Participant in this Plan on the later of the day before the Effective Date of this amendment and restatement or the date of adoption of this amendment and restatement shall continue to be a Participant in the Plan, regardless of the requirements for eligibility listed below, unless he or she ceases to be a Participant under the terms of the Plan. All Employees who are NOT Participants pursuant to the above sentence shall be subject to the following eligibility requirements:

    (a) MINIMUM AGE shall be:   21   (not to exceed age 21).
                              ------

Exh. A AA

Page 3 of 15 pages

    (b) MINIMUM LENGTH OF SERVICE as of Entry Date (see paragraph (d) below):

            ___ month period of service (not to exceed six (6) months), regardless of the number of Hours of Service credited during any particular month, beginning on the first day an Employee completes an Hour of Service.

           1    Year(s) of Service (not to exceed two (2) years). NOTE: If
         -----  minimum service is longer than one (1) year, Employees must be
                100% Vested immediately upon entry into the Plan.

    (c) CLASSIFICATION OF EMPLOYEES eligible to participate shall be all Eligible Employees except:

         _____ Union Employees whose retirement benefits have been the subject of good faith bargaining;

         _____  Leased Employees;

           X    Other:  Security Guards. (Must be a nondiscriminatory
         -----          ---------------
                classification pursuant to Code Section 410 and applicable regulations.)

    (d) ENTRY DATE: An Employee upon satisfying the eligibility requirements above shall commence participation as of the:

         _____  First day of the Plan Year

           X    Semi-annual Entry Dates on September 1st and March 1st. (If
         -----                             -------------     ---------
                minimum length of service is longer than six months, Entry Date
                                             -----------
                must include the first day of the Plan Year.)

         _____  Other:  __________________________________________________. (If
                minimum length of service is longer than six months, Entry Date
                                             -----------
                must include the first day of the Plan Year.)

         coincident with or next following satisfaction of the requirements for eligibility.

         (Note: Employees must begin participation no later than the first day of the Plan Year following satisfaction of the minimum age and service requirements of Code Section 410(a)(1) or the date six (6) months after the date on which the requirements are satisfied, whichever is earlier.)


(3)  NORMAL RETIREMENT AGE:
     ---------------------

     (a)  NORMAL RETIREMENT AGE ("NRA") shall be:

          (i)    X    Age   65   (not later than age 65).
               -----      ------

                      In the event the benefit formula under paragraph (4) below is an integrated formula, election of this option shall cause the limitations on "Maximum Excess Allowance" or "Maximum Offset Allowance" to be reduced in accordance with final Treasury Regulations.

Exh. A AA

Page 4 of 15 pages

               _____  Social Security Retirement Age:

                      If Year of Birth is              ...NRA is:
                      -------------------              ----------

                              Before 1938                  65
                              1938 - 1954                  66
                              After 1954                   67

                      and as may change from time to time.

          (ii)    X    The later of the age specified in (i) above or the
                -----  Anniversary Date of the Plan coincident with or next following the Participant's 5th anniversary (no more than
                                                   ---
                       5th) of commencement of participation in the Plan.

     (b)  Participants   X   May ___ May Not elect to receive benefits while
                       -----
          still employed by the Employer beyond Normal Retirement Date.


(4)  MONTHLY RETIREMENT BENEFIT:
     ---------------------------

     (a)  Formula to determine monthly retirement benefit:

          (i)  Formula Not Subject to Permitted Disparity

                 X    UNIT BENEFIT:  1.25% of average Considered Compensation
               -----                 ----
                      times Years of Service. Limited to a maximum of 5 years past service as of the effective date of the Plan.

               _____ FIXED PERCENTAGE BENEFIT: [___]% of average Considered Compensation.

               _____ The Accrued Retirement Benefit shall be reduced ___ for each Year of Service less than ___ at Normal Retirement Date.

               _____ FLAT DOLLAR BENEFIT: [$____] per month for each Year of Service.

         (ii)  Formula Subject to Permitted Disparity:

               EXCESS FORMULA

               _____ UNIT BENEFIT: ____% (the "base percentage") of average Considered Compensation times Years of Service up to ____ years,

                      plus

                      ____% (the "excess percentage" -- not to exceed the "maximum excess allowance") of average Considered Compensation in excess of the Integration Level times Years of Service up to ____ years.

                      Maximum Excess Allowance, for purposes of the unit benefit formula, means the lesser of the base percentage or .75%. The ".75%" limit shall be reduced in accordance with
                      Article IV of Exhibit A for Years of Service credited in excess of 35 years and for retirement prior to Social Security Retirement Age.

Exh. A AA

Page 5 of 15 pages

          _____ FIXED PERCENTAGE BENEFIT: ____% (the "base percentage") of average Considered Compensation at Normal Retirement Date, plus

                 ____% (the "excess percentage" -- not to exceed the "maximum excess allowance") of average Considered Compensation in excess of the Integration Level at Normal Retirement Date.

                 _____ The base percentage shall be reduced ____ for each Year of Service less than ____ at Normal Retirement Date.

                 _____ The excess percentage shall be reduced [1/35] for each Year of Service less than [35] at Social Security Retirement Age. (Years of Service must equal or exceed the excess percentage divided by .75%.)

                 _____ The Accrued Retirement Benefit shall be reduced ___ for each Year of Service less than ___ at Normal Retirement Date.

                        Maximum Excess Allowance, for purposes of the fixed percentage benefit formula, means the lesser of (i) the base percentage, or (ii) 26.25% reduced 1/35 for each Year of Service less than 35 at Social Security Retirement Age. The "26.25%" limit shall be reduced in accordance with Article IV of Exhibit A for retirement prior to Social Security Retirement Age.

            OFFSET FORMULA

            _____ UNIT BENEFIT: [____]% of average Considered Compensation (the "basic percentage") times Years of Service offset by [____]% (the "offset percentage" -- not to exceed the "maximum offset allowance") of "final average compensation" up to the Integration Level times Years of Service. The maximum number of Years of Service taken into account under the preceding sentence shall be ______ (not to exceed 35).

                   Maximum Offset Allowance, for purposes of the unit benefit formula, means the lesser of (i) 1/2 of the employer-derived benefit (disregarding the offset) provided by the Participant's "final average compensation" for the Plan Year, or (ii) .75%. The ".75%" limit shall be reduced in accordance with Article IV of Exhibit A for retirement prior to Social Security Retirement Age.

            _____ FIXED PERCENTAGE BENEFIT: [____]% of average Considered Compensation (the "basic percentage") offset by [____]% (the "offset percentage -- not to exceed the "maximum offset allowance") of "final average compensation" up to the Integration Level.

                   Maximum Offset Allowance, for purposes of the fixed percentage benefit formula, means the lesser of (i) 1/2 of the Employer derived benefit (disregarding the offset) provided by the "Final Average Compensation" for the Plan Year, or (ii) the product of .75% times the Participant's total Years of Service (not in excess of 35 years). The ".75%" limit shall be reduced in accordance with Article IV of Exhibit A for retirement prior to Social Security Retirement Age.

Exh. A AA

Page 6 of 15 pages

                   Final Average Compensation, for purposes of the offset formula, means a Participant's most recent three (3) year average of Considered Compensation excluding Considered Compensation in excess of the Taxable Wage Base for any year.

                   If Normal Retirement Age is defined as an age less than Social Security Retirement Age (as described in paragraph
                   (3)), then the "maximum excess allowance" or "maximum offset allowance," as applicable, shall be reduced to the extent required by final Treasury Regulations.

                   Covered Compensation, for purposes of the excess formula, means:

                         _____ Social Security Covered Compensation Table II in effect at the beginning of the preceding Plan Year but in no event earlier than the 1989 table.

                         _____  Social Security Covered Compensation Table

                                _______________________________________________

                                _______________________________________________
                                (not to exceed the limits of IRS Notice 89-70 or superseding IRS publications).

                   INTEGRATION LEVEL

                   The Integration Level for each Plan Year for each Participant shall be an amount equal to:

                   _____  The Participant's Covered Compensation.

                   _____ The greater of $10,000 or one-half (1/2) of the Covered Compensation of any Participant who attains Social Security Retirement Age during the Plan Year.

                   _____ $________ (a uniform dollar amount not to exceed the greater of $10,000 or one-half (1/2) of Covered Compensation of any Participant who attains Social Security Retirement Age during the Plan Year.)

         (iii)  Formula Adjustments:

                _____  N/A.

                _____ MINIMUM BENEFIT: The Plan shall provide a minimum benefit of $____ per month at Normal Retirement Date, regardless of the formula in (i) or (ii) above.

                _____ MAXIMUM BENEFIT: The Plan shall provide a maximum benefit of $____ per month at Normal Retirement Date, regardless of the formula in (i) or (ii) above.

                _____ MAXIMUM PERCENTAGE: The Plan shall provide a maximum benefit of ____% of average Considered Compensation at Normal Retirement Date
Exh. A AA

Page 7 of 15 pages
                       regardless of the formula in (i) or (ii) above.

                _____ OTHER PLANS: The [Accrued/Projected] Retirement Benefit determined by formula in (i) or (ii) above shall be [reduced by/increased by/no less than] the Accrued Retirement Benefit provided under [the
                       _________________________ Plan/this Plan] on
                       ________________ (date).

         (iv) IF THIS IS AN AMENDED FORMULA: Unless IRS has granted approval for retroactive amendment reducing Accrued Retirement Benefits, in no event shall the amendment of the Accrued Retirement Benefit Formula cause any Participant's Accrued Retirement Benefit to be less than the benefit accrued on the day before adoption of this amendment.

    (b) Basic form of payment used to fund retirement benefits shall be a monthly annuity payable for 120 months certain and life thereafter.
                                     --------------------------------------

    (c) "Year of Service" for accrual of monthly retirement benefit under (a) above shall be calculated from:

         (i)    X    Date of employment.
              -----

              _____  Date of participation.

        (ii)  _____  The later of (i) above or _____________ (date).

       (iii)  _____  In addition to (i) and/or (ii) above, for a Participant who entered the Plan on the first day of the 1988 Plan Year solely by reason of the elimination of the maximum age limitation, date of participation.
                                         -------------


(5)  ACTUARIAL EQUIVALENT BENEFIT ASSUMPTIONS:
     -----------------------------------------

     Unless otherwise required by the provisions of the definition of Present Value of Vested Accrued Retirement Benefits as specified in the Plan, the following actuarial assumptions shall be used to compute equivalent benefits:

     (a)  Benefits payable in form of monthly annuity:

          Mortality:                 UP-1984
          Interest:                   8%
                                      -

     (b)  Lump Sum Distributions (to the extent permitted by paragraph (11)):

          Mortality:                 UP-1984
          Interest:                   X   8%
                                    ----
                                    ____  determining the present value of a
                                          lump sum distribution on plan PBGC
                                          rates in effect on the first day of
                                          the Plan Year for termination.


     (c) In the event the definition of Present Value of Vested Accrued Retirement Benefits as specified in the Plan requires actuarial equivalent benefits to be computed using actuarial assumptions published by the Pension Benefit Guaranty Corporation, the interest rate used

Exh. A AA

Page 8 of 15 pages
          to calculate the actuarial equivalent of a benefit shall be:

          (i)    X    100% of the applicable interest rate.
               -----

         (ii)  _____  100% of the applicable interest rate but only if the
                      Present Value of the Vested Accrued Retirement Benefit using such rate does not exceed $25,000; and

                      120% of the applicable interest rate but only if the Present Value of the Vested Accrued Retirement Benefit using such rate exceeds $25,000.


(6)  REQUIRED EMPLOYEE CONTRIBUTIONS:
     --------------------------------

       X    No Employee Contributions required.
     -----

     _____ Required Employee Contributions of [___]% of Considered Compensation (not to exceed 6%).


(7)  EARLY RETIREMENT BENEFIT:
     -------------------------

     (a)  _____  No early retirement benefit provided under this Plan.

     (b)    X    An early retirement benefit is available to any Participant
          -----  severing prior to Normal Retirement Date who is   55   Years
                                                                 ------
                 of age and has completed   15   years of vesting service.
                                          ------

     (c)    X    Early retirement benefits shall be the Participant's:
          -----

                 (i)  _____  Vested Accrued Retirement Benefit reduced 1/15th for each of the first five (5) years and 1/30 for each of the next five (5) years by which payment precedes Normal Retirement Date.

                (ii)    X    Vested Accrued Retirement Benefit reduced .4167%
                      -----  for each month (5% for each full year) by which
                             payment precedes Normal Retirement Date.



               (iii)  _____  Other:  _____________________________________.
                             (Must fall within the 1/15th - 1/30th range in (i) above.)

     (d)  _____  Full Accrued Early Retirement Benefits:

                 If the Participant retires [on or] after attaining age [___] and has completed [___] or more Years of Service since date of employment, there shall be no reduction of the Vested Accrued Retirement Benefit unless such reduction is required by applicable laws and regulations.


(8)  DETERMINATION OF BENEFITS UPON SEVERANCE:
     -----------------------------------------

     (a)  Vesting Computation Period shall be:

Exh. A AA

Page 9 of 15 pages

            X    The twelve consecutive month period beginning from the date the
          -----  Employee first performs an Hour of Service for the Employer and each anniversary of such date.

          _____  The Plan Year.

     (b)  Service excluded for vesting purposes:

          _____ Service prior to the original Effective Date of this Plan (or, if this is a "successor" plan, the original Effective Date of the prior plan);

          _____  Service prior to the attainment of age 18;

          _____ Service during years in which an Employee declines to make Required Employee Contributions.

          _____ Service prior to ______________. (No later than effective date of Plan.)

     (c) A Participant's vested percentage in his Accrued Retirement Benefit derived from Employer Contributions shall be based on the following schedule:

            X    Cliff vesting as follows:
          -----

                 (i)  Non Top-Heavy Plan Years:

                          Years of Service    Vested Percentage
                          ----------------    -----------------
                          Less than 5 years        0%
                          5 or more years        100%

                (ii) Top-Heavy Plan Years; and all years subsequent to any Top-Heavy Year, regardless of top-heavy status:

                          Years of Service    Vested Percentage
                          ----------------    -----------------
                          Less than 3 years        0%
                          3 or more years        100%

          _____  Graded vesting as follows:

                 (i)  Non Top-Heavy Plan Years:

                    Years of Service   Vested Percentage
                    ----------------   -----------------
                    Less than 3               0%
                        3                    20%
                        4                    40%
                        5                    60%
                        6                    80%
                    7 or more               100%

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

                (ii) Top-Heavy Plan Years; and all years subsequent to any Top-Heavy Year, regardless of top-heavy status:

                    Years of Service   Vested Percentage
                    ----------------   -----------------
                      Less than 2               0%
                          2                    20%
                          3                    40%
                          4                    60%
                          5                    80%
                      6 or more               100%

          _____  Other (Specify): ____________________________________________.
                 (Must be at least as favorable as either the cliff vesting or graded vesting in non Top-Heavy Plan Years described above.)

          If the above schedule is an amendment of the prior schedule, in no event shall a Participant's vested percentage in his Employer-derived Accrued Retirement Benefit be less than his vested percentage on the day immediately preceding the effective date of this amendment and restatement.


(9)  TOTAL AND PERMANENT DISABILITY:
     -------------------------------

     Benefit Formula:

       X    As specified in Exhibit A (100% vesting in Accrued Retirement
     -----  Benefit).

     _____  Other:  _____________________________________________________. (Must
            not discriminate in favor of Highly Compensated Participants.)


(10)  DEATH BENEFITS:
      ---------------

      (a) Formula to determine death benefits for a Participant who dies while in the active employment of the Employer prior to commencement of his Normal Retirement Benefit payments:

           (i)    X    The greater of the Participant's Present Value of Vested
                -----  Accrued Retirement Benefit or $1000 per each $15 of
                       projected monthly benefit at Normal          ---
                       Retirement Date.

          (ii)  _____  Other:  _________________________________________ (within limits of Article IV of Exhibit A).

      (b) Death Benefits determined by the formula in subparagraph (a) shall be provided through:

          _____  Insurance contracts purchased with plan assets.

            X    Death Benefit Reserve Account. To the extent Death Benefits
          -----  exceed the amount insurable through the Death Benefit Reserve
                 Account, they will be self-insured to the extent that assets are available to cover such liability.

Exh. A AA

Page 11 of 15 pages

(11)  LIMITATIONS ON LUMP SUM DISTRIBUTIONS:
      --------------------------------------

      (a)  _____  No lump sum distributions permitted.

                  (IF THE ABOVE ITEM IS CHECKED, DO NOT COMPLETE REMAINING LUMP SUM DISTRIBUTION ALTERNATIVES.)

      (b)  Lump sum distributions permitted under the following conditions:

           (i) [X] Death, [X] Disability, [N/A] Normal Retirement Date, [N/A] Early Retirement Date (if applicable) payable within time period described in Article V of the plan document (includes lump sum distributions to Former Participants upon occurrence of such event);

          (ii)    X    QDRO within time period described in QDRO;
                -----

         (iii)    X    Plan Termination within time period described in the Plan
                -----  document.

          (iv)    X    Severance subject to the following limitations:
                -----

                (1)  Conditions:

                       X    Available to all Participants for total
                     -----  distribution up to $3,500.
                                                -----

                     _____  Available to all Participants regardless of amount.

                (2)  Timing:

                       X    As soon as administratively feasible following date
                     -----  of severance.

                     _____ As soon as administratively feasible following the close of the Plan Year in which the Participant separates from service.

                     _____ As soon as administratively feasible following the close of the Plan Year in which the anniversary of the Participant's date of severance occurs.

                (v)  Subject to objective criteria as follows:

                     _____ Participant must execute covenant not to compete. (Employer must attach to Adoption Agreement addendum of objective conditions with respect to terms of such covenant and employees and circumstances requiring execution of such covenant.)

                     _____ Participant must prove extreme financial need. (Employer must attach to Adoption Agreement addendum defining objective criteria for determining such financial need.)

                     _____  Other (Specify): _________________________________.
                            (Must be within the guidelines specified under Treasury Regulation Section 1.411(d)-4 Q&A 6.)

Exh. A AA

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

(12)  OTHER SERVICE:
      --------------

      (a) In addition to service credited to a Participant pursuant to Exhibit A, service with the following Employers shall be credited as service under the Plan:
           ---------------------------------------------------------------------

      (b)  And shall be credited for the following purposes:

           _____  Vesting;

           _____  Eligibility;

           _____  Accrual.


(13)  TOP-HEAVY MINIMUM:
      ------------------

      In the event this Plan is Top-Heavy in any year and the Employer maintains more than one plan in such year which is aggregated with this Plan for purposes of Code Section 416, the Top-Heavy minimum shall be provided under:

      (a)    X    This Plan.
           -----

      (b)  _____  Other Plan (Specify): _______________________________________.


(14)  LOANS TO PARTICIPANTS:
      ----------------------

      Participant loans ____ Shall   X   Shall Not be permitted. If loans are
                                   -----
      permitted, they shall be granted in accordance with the provisions of
      Article X of the Plan document and nondiscriminatory procedures established by the Employer and executed by the Plan Committee.

      (CAUTION: LOANS TO PARTICIPANTS FROM A DEFINED BENEFIT PLAN EXPOSES THE TRUST TO GREATER RISK OF DISQUALIFICATION DUE TO PREMATURE DISTRIBUTION AND INADEQUATE COLLATERAL.)


(15)  ADOPTION OF PLAN BY AFFILIATES:
      -------------------------------

      If affiliates of the Employer adopt the Plan, Contributions made on behalf of the Employees of the various Employers and Forfeitures arising from the termination of Employees of the various Employers shall be used:

      (a)    X    To the benefit of all Participants and Beneficiaries of the
           -----  Plan without regard to the particular Employer.

      (b)  _____  To the benefit of only those Participants and Beneficiaries of the particular Employer who made the contribution, or by reason of whose Employees' the Forfeitures arose.

      NOTE: IF (15)(B) IS SELECTED ABOVE, EACH SEPARATE POOL OF ASSETS WILL BE DEEMED A SEPARATE PLAN FOR PURPOSES OF CODE SECTION 401(A)(26) MINIMUM PARTICIPATION RULES.

Exh. A AA

Page 13 of 15 pages

(16)  TRUSTEE:
      -------

      The Trustee shall be:

      (a)    X    First Interstate Bank of Texas, N.A. Trust Agreement shall be
           -----  the Texas Bankers Association Retirement System Declaration of
                  Trust.

      (b)  _____  The Employer (specify name and address of Trustee):


                  Name:     ____________________________________________________

                  Address:  ____________________________________________________

                            ____________________________________________________

                  Trust Agreement shall be an Individual Trust Agreement.

                  Name of Trust: ________________________________________

                  The governing law for the construction of the Plan and related Trust shall be Texas.



     IN WITNESS WHEREOF, this Adoption Agreement has been executed in six (6) original counterparts all of which constitute but one and the same original document by the undersigned Employer acting herein by and through its duly authorized officers, on this the____ Day of _________________ 19__, to be and become effective as of the 1st Day of September, 1994.
                           ---        ---------    --

                                     GULF SOUTHWEST BANCORP, INC.



                                     ----------------------------------
                                     President


ATTEST:

--------------------------------
Secretary

Exh. A AA

Page 14 of 15 pages

CORPORATE SEAL



Accepted by the Trustee on this the ____ Day of _________________, 19__.

                                     FIRST INTERSTATE BANK OF TEXAS, N.A.


                                     BY:
                                         ------------------------------
                                         Trust Officer

ATTEST:

--------------------------------
Secretary

CORPORATE SEAL

Exh. A AA

Page 15 of 15 pages